                                                                   Exhibit 99.27

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

      This Registration  Rights Agreement (this "AGREEMENT") is made and entered into as of September 17, 2007, among Hartville Group, Inc., a Nevada corporation
(the  "COMPANY"),  and  the  several  purchasers  signatory  hereto  (each  such purchaser is a "PURCHASER" and collectively, the "PURCHASERS").

      This  Agreement is made  pursuant to the  Securities  Purchase  Agreement, dated as of the  date  hereof  between  the  Company  and  each  Purchaser  (the
"PURCHASE AGREEMENT").

      The Company and each Purchaser hereby agrees as follows:

      1.    DEFINITIONS

      CAPITALIZED  TERMS USED AND NOT OTHERWISE  DEFINED HEREIN THAT ARE DEFINED
IN THE  PURCHASE  AGREEMENT  SHALL  HAVE THE  MEANINGS  GIVEN  SUCH TERMS IN THE
PURCHASE  AGREEMENT.  As used in this Agreement,  the following terms shall have the following meanings:

            "ADVICE" shall have the meaning set forth in Section 6(d).

            "EFFECTIVENESS DATE" means, with respect to the initial Registration
      Statement required to be filed hereunder,  the 90th calendar day following the Filing Date (the 120th  calendar day in the case of a "full review" by the Commission of the initial Registration Statement) and, with respect to any additional  Registration  Statements which may be required pursuant to
      Section  3(c),  the 90th  calendar  day  following  the date on which  the
      Company first knows, or reasonably should have known, that such additional
      Registration  Statement is required hereunder;  PROVIDED,  HOWEVER, in the event the  Company is  notified  by the  Commission  that one of the above
      Registration  Statements  will not be reviewed or is no longer  subject to
      further  review  and  comments,   the   Effectiveness   Date  as  to  such
      Registration  Statement  shall be the fifth Trading Day following the date on which  the  Company  is so  notified  if such date  precedes  the dates required above.

            "EFFECTIVENESS  PERIOD"  shall have the meaning set forth in Section
      2(a).

            "EVENT" shall have the meaning set forth in Section 2(b).

            "EVENT DATE" shall have the meaning set forth in Section 2(b).

            "FILING  DATE"  means,  with  respect  to the  initial  Registration
      Statement required  hereunder,  the later of (a) 45 days following written demand  from  Holders  holding  at  least  50%  of  the  then  outstanding
      Registrable  Securities and (b) 15 days following the date of the earliest periodic  filing of an SEC Report  following  written  demand from Holders holding at least 50% of the then outstanding  Registrable  Securities and, with  respect  to any  additional  Registration  Statements  which  may be required  pursuant to Section  3(c),  the 45th day  following  the date on which the Company first knows,  or reasonably  should have known that such additional Registration Statement is required hereunder.

            "HOLDER" or "HOLDERS"  means the holder or holders,  as the case may be, from time to time of Registrable Securities.

            "INDEMNIFIED  PARTY"  shall  have the  meaning  set forth in Section
      5(c).

            "INDEMNIFYING  PARTY"  shall have the  meaning  set forth in Section
      5(c).

            "LOSSES" shall have the meaning set forth in Section 5(a).

            "PLAN OF  DISTRIBUTION"  shall have the meaning set forth in Section
      2(a).

            "PROSPECTUS"  means  the  prospectus   included  in  a  Registration
      Statement (including,  without limitation,  a prospectus that includes any information  previously  omitted  from a  prospectus  filed  as part of an effective  registration  statement in reliance upon Rule 430A  promulgated under the Securities  Act), as amended or  supplemented  by any prospectus supplement,  with  respect to the terms of the  offering of any portion of the Registrable  Securities covered by a Registration  Statement,  and all
      other   amendments   and   supplements   to  the   Prospectus,   including
      post-effective  amendments,  and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means (i) all of the shares of Common Stock issuable  upon  conversion  in full of the  Debentures,  (ii) all  Warrant
      Shares,  (iii) any  additional  shares  issuable  in  connection  with any anti-dilution  provisions in the Debentures or the Warrants (in each case, without  giving effect to any  limitations  on conversion set forth in the
      Debenture  or  limitations  on exercise set forth in the Warrant) and (iv)
      any securities issued or issuable upon any stock split,  dividend or other distribution,  recapitalization  or  similar  event  with  respect  to the foregoing. "Registrable Securities" shall not include any securities which are prohibited  from being  registered  for resale  pursuant to Commission
      Telephone  Interpretation H.76 or any subsequent policy pronouncement from the Commission.

            "REGISTRATION  STATEMENT" means the registration  statement required
      to  be  filed  hereunder  and  any  additional   registration   statements
      contemplated  by Section 3(c),  including  (in each case) the  Prospectus, amendments and supplements to such  registration  statement or Prospectus, including pre- and post-effective  amendments,  all exhibits thereto,  and all material  incorporated  by reference or deemed to be  incorporated  by reference in such registration statement.

            "RULE 415" means Rule 415 promulgated by the Commission  pursuant to the Securities  Act, as such Rule may be amended from time to time, or any similar rule or  regulation  hereafter  adopted by the  Commission  having substantially the same purpose and effect as such Rule.

            "RULE 424" means Rule 424 promulgated by the Commission  pursuant to the Securities  Act, as such Rule may be amended from time to time, or any similar rule or  regulation  hereafter  adopted by the  Commission  having substantially the same purpose and effect as such Rule.

            "SELLING SHAREHOLDER QUESTIONNAIRE" shall have the meaning set forth in Section 3(a).

      2.    SHELF REGISTRATION

            (a) On or prior to each Filing Date,  the Company  shall prepare and file with the  Commission a "Shelf"  Registration  Statement  covering the resale of 100% of the  Registrable  Securities  on such Filing Date for an offering  to be made on a  continuous  basis  pursuant  to Rule  415.  The
      Registration  Statement  shall be on Form S-1 or SB-2  and  shall  contain
      (unless otherwise  directed by at least an 85% majority in interest of the
      Holders) substantially the "PLAN OF DISTRIBUTION" attached hereto as ANNEX
      A. Subject to the terms of this Agreement,  the Company shall use its best efforts to cause a Registration  Statement to be declared  effective under the Securities Act as promptly as possible after the filing  thereof,  but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration  Statement  continuously  effective under the Securities Act until all Registrable  Securities covered by such
      Registration  Statement  have been  sold,  or may be sold  without  volume restrictions  pursuant to Rule 144(k), as determined by the counsel to the
      Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's  transfer agent and the affected  Holders (the
      "EFFECTIVENESS   PERIOD").   The  Company  shall  telephonically   request
      effectiveness of a Registration  Statement as of 5:00 pm Eastern Time on a
      Trading  Day.  The  Company  shall  immediately  notify  the  Holders  via facsimile of the  effectiveness  of a  Registration  Statement on the same
      Trading Day that the Company  telephonically  confirms  effectiveness with the Commission,  which shall be the date requested for  effectiveness of a
      Registration Statement.  The Company shall, by 9:30 am Eastern Time on the
      Trading  Day  after  the  Effective  Date  (as  defined  in  the  Purchase
      Agreement),  file a final  Prospectus  with the  Commission as required by
      Rule 424.  Failure to so notify the  Holder  within 1 Trading  Day of such notification of  effectiveness  or failure to file a final Prospectus as a foresaid shall be deemed an Event under Section 2(b).

            (b) If: (i) a Registration Statement is not filed on or prior to its
      Filing  Date  (if the  Company  files  a  Registration  Statement  without affording the Holders the opportunity to review and comment on the same as required  by  Section  3(a),  the  Company  shall  not be  deemed  to have satisfied  this clause  (i)),  or (ii) the Company  fails to file with the
      Commission  a  request  for  acceleration  in  accordance  with  Rule  461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing,  whichever is earlier)
      by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) a Registration  Statement filed or required to be filed hereunder is not declared effective by the Commission by its  Effectiveness  Date,  or (iv)  after  the  Effectiveness  Date,  a
      Registration  Statement  ceases  for any  reason  to  remain  continuously effective as to all Registrable  Securities for which it is required to be effective,  or the  Holders are  otherwise  not  permitted  to utilize the
      Prospectus therein to resell such Registrable  Securities for more than 15 consecutive  calendar  days or more than an aggregate of 30 calendar  days during any 12-month  period (which need not be consecutive  calendar days)
      (any such  failure or breach  being  referred  to as an  "EVENT",  and for purposes  of clause (i) or (iii) the date on which such Event  occurs,  or for purposes of clause (ii) the date on which such five Trading Day period is  exceeded,  or for purposes of clause (iv) the date on which such 15 or
      30 calendar day period,  as  applicable,  is exceeded being referred to as
      "EVENT  DATE"),  then in addition to any other rights the Holders may have hereunder  or under  applicable  law,  on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the
      Company shall pay to each Holder an amount in cash, as partial  liquidated damages  and not as a  penalty,  equal to 1.5% of the  aggregate  purchase price paid by such  Holder  pursuant  to the  Purchase  Agreement  for any
      Registrable  Securities then held by such Holder,  subject to an aggregate maximum of 18%. Such  liquidated  damages shall not be payable for failure to obtain  effectiveness by the  Effectiveness  Date if, and only if, such failure  occurs  (A)  due  to  the  request  of the  Commission  that  the
      Registration  Statement contain a subsequent quarterly or annual financial statement  of the  Company  and  related  information,  or (B) despite the
      Company  responding to each comment letter issued by the Commission within
      20 Trading Days of receipt by the Company. If the Company fails to pay any partial  liquidated  damages pursuant to this Section in full within seven days after the date  payable,  the Company will pay interest  thereon at a rate of 18% per annum (or such lesser  maximum amount that is permitted to be paid by  applicable  law) to the Holder,  accruing  daily from the date such partial liquidated damages are due until such amounts,  plus all such interest  thereon,  are  paid in  full.  The  partial  liquidated  damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

      3.    REGISTRATION PROCEDURES.

      In connection with the Company's registration  obligations hereunder,  the
Company shall:

            (a) Not less  than five  Trading  Days  prior to the  filing of each
      Registration  Statement  and not less  than one  Trading  Day prior to the filing of any related  Prospectus or any  amendment or supplement  thereto
      (including  any  document  that  would be  incorporated  or  deemed  to be incorporated therein by reference), the Company shall, (i) furnish to each
      Holder copies of all such documents  proposed to be filed, which documents
      (other than those  incorporated or deemed to be incorporated by reference)
      will be subject to the review of such Holders, and (ii) cause its officers and directors,  counsel and independent  certified  public  accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the  Securities  Act.  The Company  shall not file a

      Registration  Statement  or  any  such  Prospectus  or any  amendments  or supplements  thereto to which the Holders of a majority of the Registrable
      Securities  shall  reasonably  object in good faith,  provided  that,  the
      Company is notified of such  objection  in writing no later than 5 Trading
      Days after the Holders  have been so  furnished  copies of a  Registration
      Statement or 1 Trading Day after the Holders have been so furnished copies of any related  Prospectus  or  amendments or  supplements  thereto.  Each
      Holder agrees to furnish to the Company a completed  Questionnaire  in the form  attached  to  this  Agreement  as  Annex B (a  "SELLING  SHAREHOLDER
      QUESTIONNAIRE") not less than two Trading Days prior to the Filing Date or by the end of the  fourth  Trading  Day  following  the date on which such
      Holder receives draft materials in accordance with this Section.

            (b) (i)  Prepare  and file  with  the  Commission  such  amendments, including post-effective  amendments,  to a Registration Statement and the
      Prospectus  used in  connection  therewith  as may be  necessary to keep a
      Registration   Statement  continuously  effective  as  to  the  applicable
      Registrable  Securities for the Effectiveness  Period and prepare and file with the Commission  such additional  Registration  Statements in order to register  for  resale  under  the  Securities  Act all of the  Registrable
      Securities;   (ii)  cause  the  related   Prospectus   to  be  amended  or
      supplemented by any required  Prospectus  supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424;  (iii)  respond as  promptly  as  reasonably  possible to any comments  received  from the  Commission  with  respect to a  Registration
      Statement or any amendment thereto and as promptly as reasonably  possible provide the Holders true and complete  copies of all  correspondence  from and to the Commission relating to a Registration  Statement (provided that the  Company  may excise any  information  contained  therein  which would constitute material non-public  information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material  respects with the  provisions of the  Securities Act and the
      Exchange Act with respect to the disposition of all Registrable Securities covered  by a  Registration  Statement  during  the  applicable  period in accordance  (subject  to the terms of this  Agreement)  with the  intended
      methods  of  disposition  by  the  Holders   thereof  set  forth  in  such
      Registration  Statement  as  so  amended  or  in  such  Prospectus  as  so supplemented.

            (c) If during the  Effectiveness  Period,  the number of Registrable
      Securities  at any time  exceeds  100% of the  number  of shares of Common
      Stock then registered in a Registration Statement,  then the Company shall file  as soon as  reasonably  practicable  but in any  case  prior  to the applicable Filing Date, an additional  Registration Statement covering the resale  by the  Holders  of not  less  than  100%  of the  number  of such
      Registrable Securities.

            (d) Notify the Holders of  Registrable  Securities to be sold (which
      notice  shall,   pursuant  to  clauses  (iii)  through  (vi)  hereof,   be
      accompanied by an  instruction to suspend the use of the Prospectus  until the requisite  changes have been made) as promptly as reasonably  possible
      (and, in the case of (i)(A) below,  not less than one Trading Day prior to such filing) and (if requested by any such Person)  confirm such notice in writing no later than one  Trading  Day  following  the day (i)(A)  when a
      Prospectus or any Prospectus  supplement or post-effective  amendment to a
      Registration  Statement is proposed to be filed;  (B) when the  Commission notifies the Company whether there will be a "review" of such Registration
      Statement  and  whenever  the  Commission  comments  in  writing  on  such
      Registration  Statement;  and (C) with respect to a Registration Statement or any post-effective  amendment, when the same has become effective; (ii)
      of  any  request  by  the   Commission  or  any  other  Federal  or  state
      governmental  authority for  amendments or  supplements  to a Registration
      Statement  or  Prospectus  or for  additional  information;  (iii)  of the issuance  by the  Commission  or any other  federal or state  governmental authority of any stop order suspending the effectiveness of a Registration
      Statement  covering  any  or  all of  the  Registrable  Securities  or the
      initiation of any Proceedings for that purpose; (iv) of the receipt by the
      Company  of  any  notification  with  respect  to  the  suspension  of the qualification  or exemption from  qualification  of any of the Registrable
      Securities for sale in any jurisdiction,  or the initiation or threatening of any Proceeding for such purpose;  (v) of the occurrence of any event or passage  of  time  that  makes  the  financial  statements  included  in a
      Registration  Statement  ineligible for inclusion therein or any statement
      made  in  a   Registration   Statement  or   Prospectus  or  any  document
      incorporated or deemed to be incorporated  therein by reference  untrue in any  material  respect or that  requires any  revisions to a  Registration
      Statement,  Prospectus  or  other  documents  so  that,  in the  case of a
      Registration Statement or the Prospectus,  as the case may be, it will not contain  any  untrue  statement  of a  material  fact or omit to state any material  fact  required  to be stated  therein or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not misleading;  and (vi) the occurrence or existence of any pending corporate  development  with  respect  to the  Company  that  the  Company believes may be material and that,  in the  determination  of the Company, makes it not in the  best  interest  of the  Company  to  allow  continued
      availability of a Registration Statement or Prospectus;  provided that any and all of such information shall remain confidential to each Holder until such information  otherwise becomes public,  unless disclosure by a Holder is required  by law;  PROVIDED,  FURTHER,  notwithstanding  each  Holder's agreement  to keep such  information  confidential,  the  Holders  make no
      acknowledgement   that  any  such  information  is  material,   non-public
      information.

            (e) Use its best  efforts to avoid the  issuance  of, or, if issued, obtain the withdrawal of (i) any order  suspending the  effectiveness of a
      Registration  Statement,  or (ii) any suspension of the  qualification (or exemption from  qualification)  of any of the  Registrable  Securities for sale in any jurisdiction, at the earliest practicable moment.

            (f) Furnish to each Holder,  without charge,  at least one conformed copy of each  such  Registration  Statement  and each  amendment  thereto, including financial statements and schedules,  all documents  incorporated or deemed to be incorporated  therein by reference to the extent requested by such Person,  and all  exhibits to the extent  requested by such Person
      (including  those  previously  furnished  or  incorporated  by  reference)
      promptly after the filing of such documents with the Commission.

            (g)  Subject  to the terms of this  Agreement,  the  Company  hereby consents to the use of such  Prospectus  and each  amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the  Registrable  Securities  covered by such  Prospectus  and any amendment  or  supplement  thereto,  except after the giving of any notice pursuant to Section 3(d).

            (h) If NASDR Rule 2710 requires any  broker-dealer  to make a filing prior to  executing  a sale by a  Holder,  the  Company  shall (i) make an
      Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading
      Days to any comments  received from NASDR in connection  therewith,  (iii)
      and pay the filing fee required in connection therewith.

            (i) Prior to any resale of Registrable  Securities by a Holder,  use its  commercially  reasonable  efforts to register or qualify or cooperate
      with  the  selling  Holders  in  connection   with  the   registration  or
      qualification  (or exemption from the  Registration or  qualification)  of such  Registrable  Securities  for the  resale  by the  Holder  under  the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption  therefrom) effective during the Effectiveness
      Period and to do any and all other acts or things reasonably  necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration  Statement;  provided, that the Company shall not be required to qualify  generally  to do business in any  jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

            (j) If  requested  by the  Holders,  cooperate  with the  Holders to
      facilitate   the  timely   preparation   and   delivery  of   certificates
      representing  Registrable  Securities  to  be  delivered  to a  transferee pursuant to a Registration Statement, which certificates shall be free, to the  extent  permitted  by the  Purchase  Agreement,  of  all  restrictive legends,  and  to  enable  such  Registrable  Securities  to  be  in  such denominations  and  registered  in such  names  as any  such  Holders  may request.

            (k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably  possible  under the  circumstances  taking into account the Company's good faith assessment of any adverse consequences to the Company  and its  stockholders  of the  premature  disclosure  of such event,  prepare a  supplement  or  amendment,  including a  post-effective amendment,  to a  Registration  Statement or a  supplement  to the related
      Prospectus  or any  document  incorporated  or deemed  to be  incorporated therein by  reference,  and file any other  required  document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will  contain an untrue  statement  of a material  fact or omit to state a material  fact  required  to be stated  therein or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not  misleading.  If the Company  notifies the Holders in accordance with clauses  (iii)  through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such  Prospectus.  The Company will use its best efforts to ensure that the use of the  Prospectus may be resumed as promptly as is  practicable.  The Company  shall be entitled to exercise its right under this Section 3(k) to suspend the  availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

            (l)  Comply  with  all  applicable  rules  and  regulations  of  the
      Commission.

            (m) The Company may require  each  selling  Holder to furnish to the
      Company a certified  statement  as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission,  the natural persons thereof that have voting and dispositive  control over the
      Shares.  During  any  periods  that  the  Company  is  unable  to meet its obligations  hereunder with respect to the registration of the Registrable
      Securities  solely  because any Holder fails to furnish  such  information within three Trading Days of the Company's request, any liquidated damages that are  accruing at such time as to such Holder only shall be tolled and any Event that may otherwise  occur solely  because of such delay shall be suspended as to such Holder only,  until such  information is delivered to the Company.

      4.    REGISTRATION  EXPENSES.  All  fees  and  expenses  incident  to  the performance  of or compliance  with this Agreement by the Company shall be borne by the Company whether or not any Registrable  Securities are sold pursuant to a
Registration  Statement.  The fees and  expenses  referred  to in the  foregoing sentence shall include, without limitation, (i) all registration and filing fees
(including,  without  limitation,  fees and expenses (A) with respect to filings required  to be made with any Trading  Market on which the Common  Stock is then listed for trading,  (B) in compliance with applicable  state securities or Blue
Sky laws  reasonably  agreed to by the  Company in writing  (including,  without limitation, fees and disbursements of counsel for the Company in connection with
Blue Sky qualifications or exemptions of the Registrable  Securities) and (C) if not previously  paid by the Company in connection  with an Issuer  Filing,  with respect  to any filing  that may be  required  to be made by any broker  through which a  Holder  intends  to make  sales of  Registrable  Securities  with  NASD
Regulation,  Inc.  pursuant  to the NASD  Rule  2710,  so long as the  broker is receiving no more than a customary brokerage  commission in connection with such sale,  (ii)  printing  expenses  (including,  without  limitation,  expenses  of printing certificates for Registrable  Securities),  (iii) messenger,  telephone and delivery  expenses,  (iv) fees and disbursements of counsel for the Company,
(v)  Securities  Act  liability  insurance,  if  the  Company  so  desires  such insurance,  and (vi) fees and  expenses  of all other  Persons  retained  by the
Company in connection with the consummation of the transactions  contemplated by this  Agreement.  In addition,  the Company shall be responsible  for all of its
internal   expenses   incurred  in  connection  with  the  consummation  of  the transactions contemplated by this Agreement (including,  without limitation, all salaries  and  expenses  of its  officers  and  employees  performing  legal  or accounting  duties),  the expense of any annual  audit and the fees and expenses incurred in  connection  with the listing of the  Registrable  Securities on any securities  exchange  as  required  hereunder.  In no event shall the Company be responsible  for any broker or similar  commissions  of any Holder or, except to the extent  provided for in the Transaction  Documents,  any legal fees or other costs of the Holders.

      5.    INDEMNIFICATION

            (a)   INDEMNIFICATION   BY   THE   COMPANY.   The   Company   shall,
      notwithstanding  any  termination  of this  Agreement,  indemnify and hold harmless each Holder, the officers,  directors, members, partners, agents, brokers  (including  brokers who offer and sell Registrable  Securities as principal as a result of a pledge or any failure to perform under a margin call of Common  Stock),  investment  advisors and employees (and any other
      Persons  with a  functionally  equivalent  role of a Person  holding  such titles,  notwithstanding  a lack of such title or any other title) of each of them,  each Person who controls any such Holder  (within the meaning of
      Section 15 of the  Securities  Act or Section 20 of the Exchange  Act) and
      the  officers,  directors,  members,  shareholders,  partners,  agents and employees (and any other Persons with a functionally  equivalent role of a
      Person  holding such titles,  notwithstanding  a lack of such title or any other  title) of each  such  controlling  Person,  to the  fullest  extent permitted by applicable law, from and against any and all losses,  claims, damages,  liabilities,  costs (including,  without limitation,  reasonable attorneys'  fees) and  expenses  (collectively,  "LOSSES"),  as  incurred, arising out of or relating to (1) any untrue or alleged  untrue  statement of a material fact contained in a Registration  Statement,  any Prospectus or any form of prospectus or in any amendment or supplement  thereto or in any preliminary prospectus,  or arising out of or relating to any omission or alleged  omission of a material fact  required to be stated  therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement  thereto,  in light of the  circumstances under which they were made) not misleading or (2) any violation or alleged violation  by the Company of the  Securities  Act, the Exchange Act or any
      state securities law, or any rule or regulation thereunder,  in connection with the  performance of its obligations  under this Agreement,  except to the extent,  but only to the extent,  that (i) such untrue  statements  or
      omissions  are  based  solely  upon  information   regarding  such  Holder
      furnished  in writing  to the  Company by such  Holder  expressly  for use therein,  or to the extent that such information relates to such Holder or such Holder's  proposed method of  distribution of Registrable  Securities and was  reviewed  and  expressly  approved  in  writing  by  such  Holder expressly for use in a  Registration  Statement,  such  Prospectus or such form of Prospectus  or in any  amendment or  supplement  thereto (it being understood  that the Holder has approved  Annex A hereto for this purpose)
      or (ii) in the case of an occurrence of an event of the type  specified in
      Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective
      Prospectus  after the Company has notified such Holder in writing that the
      Prospectus  is  outdated  or  defective  and prior to the  receipt by such
      Holder of the Advice  contemplated  in Section  6(d).  The  Company  shall notify the Holders promptly of the institution, threat or assertion of any
      Proceeding   arising  from  or  in   connection   with  the   transactions
      contemplated by this Agreement of which the Company is aware.

            (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and  employees,  each Person who controls  the Company  (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
      Act), and the directors, officers, agents or employees of such controlling
      Persons,  to the fullest  extent  permitted by  applicable  law,  from and against all Losses,  as  incurred,  to the extent  arising out of or based solely  upon:  (x) such  Holder's  failure to comply  with the  prospectus delivery  requirements  of the Securities Act or (y) any untrue or alleged untrue  statement  of  a  material  fact  contained  in  any  Registration
      Statement, any Prospectus,  or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus,  or arising out of or  relating  to any  omission  or alleged  omission  of a  material  fact required to be stated therein or necessary to make the statements  therein not misleading (i) to the extent, but only to the extent, that such untrue statement  or omission is  contained  in any  information  so furnished in writing by such Holder to the Company  specifically  for inclusion in such
      Registration  Statement or such Prospectus or (ii) to the extent that such information  relates to such Holder's  proposed  method of distribution of
      Registrable  Securities and was reviewed and expressly approved in writing by such Holder  expressly  for use in a  Registration  Statement (it being understood  that the Holder has approved Annex A hereto for this purpose), such  Prospectus  or  such  form  of  Prospectus  or in any  amendment  or supplement thereto or (ii) in the case of an occurrence of an event of the type  specified  in Section  3(d)(iii)-(vi),  the use by such Holder of an outdated or  defective  Prospectus  after the Company  has  notified  such
      Holder in writing that the  Prospectus  is outdated or defective and prior to the receipt by such Holder of the Advice  contemplated in Section 6(d).
      In no event shall the liability of any selling Holder hereunder be greater in amount  than the dollar  amount of the net  proceeds  received  by such
      Holder  upon the sale of the  Registrable  Securities  giving rise to such indemnification obligation.

            (c) CONDUCT OF INDEMNIFICATION  PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity  hereunder
      (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the
      Person  from  whom  indemnity  is sought  (the  "INDEMNIFYING  PARTY")  in writing,  and the  Indemnifying  Party  shall have the right to assume the
      defense   thereof,   including  the   employment  of  counsel   reasonably
      satisfactory  to the  Indemnified  Party and the  payment  of all fees and expenses incurred in connection with defense thereof;  provided,  that the failure of any Indemnified Party to give such notice shall not relieve the
      Indemnifying  Party of its  obligations  or  liabilities  pursuant to this
      Agreement,  except  (and  only) to the  extent  that it  shall be  finally determined by a court of competent  jurisdiction  (which  determination is not  subject to appeal or further  review)  that such  failure  shall have prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof,  but the fees  and  expenses  of  such  counsel  shall  be at the  expense  of such
      Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have  failed  promptly  to assume the  defense of such  Proceeding  and to employ counsel  reasonably  satisfactory to such Indemnified  Party in any such  Proceeding;  or  (3)  the  named  parties  to  any  such  Proceeding
      (including any impleaded  parties) include both such Indemnified Party and the  Indemnifying  Party,  and  counsel  to the  Indemnified  Party  shall reasonably believe that a material conflict of interest is likely to exist if the same  counsel  were to  represent  such  Indemnified  Party and the
      Indemnifying  Party (in which case, if such Indemnified Party notifies the
      Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying  Party,  the Indemnifying  Party shall not have the right to assume the defense  thereof and the reasonable  fees and expenses of no more than one separate  counsel  shall be at the expense of

                                       10

      the Indemnifying  Party).  The Indemnifying  Party shall not be liable for any  settlement  of any  such  Proceeding  effected  without  its  written consent,  which consent shall not be unreasonably  withheld or delayed. No
      Indemnifying  Party  shall,  without  the  prior  written  consent  of the
      Indemnified  Party,  effect any  settlement  of any pending  Proceeding in respect of which any Indemnified Party is a party,  unless such settlement includes  an  unconditional  release  of such  Indemnified  Party from all liability on claims that are the subject matter of such Proceeding.

            Subject  to the terms of this  Agreement,  all  reasonable  fees and expenses of the Indemnified Party (including  reasonable fees and expenses to the extent  incurred in connection with  investigating  or preparing to defend such  Proceeding  in a manner not  inconsistent  with this Section)
      shall be paid to the Indemnified  Party,  as incurred,  within ten Trading
      Days of written notice thereof to the Indemnifying Party;  provided,  that the Indemnified Party shall promptly  reimburse the Indemnifying Party for that  portion of such fees and  expenses  applicable  to such  actions for which such Indemnified  Party is judicially  determined to be not entitled to indemnification hereunder.

            (d) CONTRIBUTION.  If the indemnification under Section 5(a) or 5(b)
      is  unavailable  to an  Indemnified  Party  or  insufficient  to  hold  an
      Indemnified Party harmless for any Losses,  then each  Indemnifying  Party shall contribute to the amount paid or payable by such Indemnified  Party, in such  proportion as is appropriate to reflect the relative fault of the
      Indemnifying  Party and Indemnified  Party in connection with the actions, statements or omissions  that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying
      Party and  Indemnified  Party shall be  determined  by reference to, among other  things,  whether any action in  question,  including  any untrue or alleged  untrue  statement  of a  material  fact or  omission  or  alleged omission  of a  material  fact,  has been  taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the  parties'  relative  intent,  knowledge,  access  to  information  and opportunity to correct or prevent such action,  statement or omission. The amount  paid or  payable  by a party as a result  of any  Losses  shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification  provided for in this Section was available to such party in accordance with its terms.

            The parties  hereto agree that it would not be just and equitable if contribution  pursuant to this  Section 5(d) were  determined  by pro rata allocation  or by any other method of  allocation  that does not take into account  the  equitable  considerations  referred  to in  the  immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds  actually  received by such
      Holder  from  the  sale  of  the  Registrable  Securities  subject  to the
      Proceeding  exceeds  the  amount  of any  damages  that  such  Holder  has otherwise  been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                                       11

            The indemnity and contribution  agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    MISCELLANEOUS

      (a) REMEDIES.  In the event of a breach by the Company or by a Holder,  of any of their  respective  obligations  under this Agreement,  each Holder or the
Company,  as the case may be, in  addition to being  entitled  to  exercise  all rights granted by law and under this Agreement,  including  recovery of damages, will be entitled to specific performance of its rights under this Agreement. The
Company and each Holder agree that monetary  damages would not provide  adequate compensation  for any losses  incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific  performance in respect of such breach,  it shall not assert or shall waive the defense that a remedy at law would be adequate.

      (b) NO PIGGYBACK ON  REGISTRATIONS.  Except as set forth on SCHEDULE  6(B)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such  capacity  pursuant  hereto) may include  securities  of the
Company  in the  initial  Registration  Statement  other  than  the  Registrable
Securities.  The Company shall not file any other registration  statements until the initial  Registration  Statement required hereunder is declared effective by the  Commission,  provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

      (c) COMPLIANCE.  Each Holder covenants and agrees that it will comply with the prospectus  delivery  requirements of the Securities Act as applicable to it in connection  with sales of Registrable  Securities  pursuant to a Registration
Statement.

      (d)  DISCONTINUED  DISPOSITION.  Each Holder agrees by its  acquisition of
Registrable  Securities  that,  upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi),
such  Holder  will  forthwith   discontinue   disposition  of  such  Registrable
Securities  under a Registration  Statement  until it is advised in writing (the
"ADVICE") by the Company that the use of the  applicable  Prospectus  (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the  Prospectus  may be resumed as promptly as it  practicable.  The Company  agrees and  acknowledges  that any periods during which the Holder is required to discontinue  the  disposition of the Registrable
Securities hereunder shall be subject to the provisions of Section 2(b).

      (e)  PIGGY-BACK  REGISTRATIONS.  If at any time  during the  Effectiveness
Period  there is not an  effective  Registration  Statement  covering all of the
Registrable  Securities and the Company shall determine to prepare and file with the  Commission  a  registration  statement  relating to an offering for its own account or the account of others under the  Securities  Act of any of its equity securities,  other than on Form S-4 or Form S-8 (each as  promulgated  under the
Securities Act) or their then  equivalents  relating to equity  securities to be issued solely in connection  with any  acquisition  of any entity or business or equity securities issuable in connection with the stock option or other employee

                                       12

benefit  plans,  then the Company shall send to each Holder a written  notice of such  determination  and, if within  fifteen days after the date of such notice, any such Holder shall so request in writing,  the Company  shall include in such registration  statement  all or any  part of such  Registrable  Securities  such
Holder requests to be registered; PROVIDED, HOWEVER, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e)
that are  eligible  for resale  pursuant  to Rule 144(k)  promulgated  under the
Securities  Act  or  that  are  the  subject  of a then  effective  Registration
Statement.

      (f) AMENDMENTS AND WAIVERS.  The provisions of this  Agreement,  including the provisions of this sentence,  may not be amended,  modified or supplemented, and waivers or  consents to  departures  from the  provisions  hereof may not be given,  unless the same shall be in writing  and signed by the  Company  and the
Holders of at least two-thirds of the then outstanding  Registrable  Securities.
Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof  with  respect  to a matter  that  relates  exclusively  to the rights of
Holders  and that does not  directly  or  indirectly  affect the rights of other
Holders may be given by Holders of all of the  Registrable  Securities  to which such waiver or consent relates;  PROVIDED,  HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (g) NOTICES.  Any and all notices or other  communications  or  deliveries required or permitted to be provided  hereunder  shall be delivered as set forth in the Purchase Agreement.

      (h) SUCCESSORS AND ASSIGNS.  This Agreement  shall inure to the benefit of and be binding upon the successors and permitted  assigns of each of the parties and shall  inure to the  benefit  of each  Holder.  The  Company  may not assign
(except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the  then-outstanding  Registrable  Securities.
Each Holder may assign their  respective  rights  hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      (i)  NO  INCONSISTENT  AGREEMENTS.  Neither  the  Company  nor  any of its
Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its  Subsidiaries,  on or  after  the  date of this  Agreement,  enter  into any agreement  with  respect  to its  securities,  that  would  have the  effect  of impairing  the rights  granted to the  Holders in this  Agreement  or  otherwise conflicts  with the  provisions  hereof.  Except as set forth on SCHEDULE  6(I), neither the Company nor any of its subsidiaries has previously  entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

      (j) EXECUTION AND  COUNTERPARTS.  This Agreement may be executed in two or more counterparts,  all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party,  it being  understood  that both parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile  transmission  or by e-mail  delivery of a ".pdf"  format data file,  such  signature  shall create a valid and binding  obligation of the party  executing (or on whose behalf such  signature is executed)  with the same force and effect as if such facsimile or ".pdf"  signature page were an original thereof.

                                       13

      (k) GOVERNING LAW. All questions  concerning the  construction,  validity, enforcement  and  interpretation  of  this  Agreement  shall  be  determined  in accordance with the provisions of the Purchase Agreement.

      (l) CUMULATIVE  REMEDIES.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

      (m) SEVERABILITY.  If any term, provision, covenant or restriction of this
Agreement is held by a court of competent  jurisdiction to be invalid,  illegal, void or  unenforceable,  the remainder of the terms,  provisions,  covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or  invalidated,  and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially  the same result as that  contemplated by such term, provision,  covenant or restriction.  It is hereby stipulated and declared to be the  intention of the parties that they would have  executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (n) HEADINGS.  The headings in this Agreement are for convenience only, do not  constitute  a part of the  Agreement  and  shall  not be deemed to limit or affect any of the provisions hereof.

      (o) INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder  hereunder are several and not joint with the  obligations of any other Holder  hereunder,  and no Holder shall be  responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other  agreement or document  delivered at any closing,  and no action  taken by any  Holder  pursuant  hereto  or  thereto,  shall be deemed to constitute the Holders as a partnership,  an association, a joint venture or any other kind of entity,  or create a  presumption  that the Holders are in any way acting  in  concert  with  respect  to  such  obligations  or  the  transactions contemplated  by this  Agreement.  Each Holder  shall be entitled to protect and enforce its rights,  including without limitation the rights arising out of this
Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                              ********************

                                       14

      IN WITNESS  WHEREOF,  the parties have executed this  Registration  Rights
Agreement as of the date first written above.

                                      HARTVILLE GROUP, INC.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                                       15

                     [SIGNATURE PAGE OF HOLDERS TO HTVL RRA]

Name of Holder: ___Islandia, L.P._______________________

SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER: __________________________

Name of Authorized Signatory: __Edgar R. Berner_______________________

Title of Authorized Signatory: Vice-President of John Lang, Inc., G.P._____________________

                             [SIGNATURE PAGES CONTINUE]

                                       16

                              PLAN OF DISTRIBUTION

      Each Selling Stockholder (the "SELLING  STOCKHOLDERS") of the common stock and any of their pledgees,  assignees and successors-in-interest  may, from time to time, sell any or all of their shares of common stock on the Over the Counter
Bulletin Board or any other stock exchange,  market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated  prices.  A  Selling  Stockholder  may  use  any  one or  more of the following methods when selling shares:

         o  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o  block  trades in which the  broker-dealer  will  attempt to sell the shares as agent but may  position  and resell a portion of the block as principal to facilitate the transaction;

         o  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o  an exchange distribution in accordance with the rules of the applicable exchange;

         o  privately negotiated transactions;

         o  settlement of short sales  entered into after the effective  date of the registration statement of which this prospectus is a part;

         o  broker-dealers  may agree with the  Selling  Stockholders  to sell a specified number of such shares at a stipulated price per share;

         o  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

         o  a combination of any such methods of sale; or

         o  any other method permitted pursuant to applicable law.

      The Selling  Stockholders  may also sell  shares  under Rule 144 under the
Securities Act of 1933, as amended (the "SECURITIES ACT"), if available,  rather than under this prospectus.

      Broker-dealers  engaged by the Selling  Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling  Stockholders  (or, if any  broker-dealer  acts as agent  for the  purchaser  of  shares,  from the  purchaser)  in  amounts  to be negotiated,  but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage  commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

                                       17

      In connection with the sale of the common stock or interests therein,  the
Selling  Stockholders may enter into hedging transactions with broker-dealers or other  financial  institutions,  which may in turn  engage in short sales of the common stock in the course of hedging the  positions  they  assume.  The Selling
Stockholders  may also sell shares of the common  stock short and deliver  these securities  to close out their  short  positions,  or loan or pledge  the common stock to  broker-dealers  that in turn may sell these  securities.  The  Selling
Stockholders   may  also  enter   into   option  or  other   transactions   with
broker-dealers  or other  financial  institutions or the creation of one or more derivative  securities which require the delivery to such broker-dealer or other financial  institution of shares offered by this  prospectus,  which shares such broker-dealer  or  other  financial  institution  may  resell  pursuant  to this prospectus (as supplemented or amended to reflect such transaction).

      The  Selling  Stockholders  and any  broker-dealers  or  agents  that  are involved  in selling  the shares may be deemed to be  "underwriters"  within the meaning of the Securities Act in connection with such sales. In such event,  any commissions  received  by such  broker-dealers  or agents  and any profit on the resale  of the  shares  purchased  by  them  may be  deemed  to be  underwriting commissions or discounts under the Securities Act. Each Selling  Stockholder has informed  the  Company  that it does not have any written or oral  agreement  or understanding,  directly or indirectly, with any person to distribute the Common
Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

      The Company is required to pay certain fees and  expenses  incurred by the
Company  incident to the  registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses,  claims,  damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities  Act, they will be subject to the prospectus  delivery requirements of the Securities Act including Rule 172  thereunder.  In addition, any  securities  covered by this  prospectus  which qualify for sale pursuant to
Rule 144 under the  Securities  Act may be sold under Rule 144 rather than under this  prospectus.  There is no  underwriter  or  coordinating  broker  acting in connection  with  the  proposed  sale  of  the  resale  shares  by  the  Selling
Stockholders.

      We agreed to keep this  prospectus  effective until the earlier of (i) the date on which  the  shares  may be resold by the  Selling  Stockholders  without registration  and  without  regard to any volume  limitations  by reason of Rule
144(k) under the  Securities Act or any other rule of similar effect or (ii) all of the shares have been sold  pursuant to this  prospectus or Rule 144 under the
Securities  Act or any other rule of similar  effect.  The resale shares will be sold only through  registered or licensed  brokers or dealers if required  under applicable  state securities  laws. In addition,  in certain states,  the resale shares may not be sold unless they have been registered or qualified for sale in the applicable  state or an exemption  from the  registration  or  qualification requirement is available and is complied with.

      Under applicable rules and regulations  under the Exchange Act, any person engaged in the distribution of the resale shares may not  simultaneously  engage in market making  activities with respect to the common stock for the applicable restricted  period, as defined in Regulation M, prior to the commencement of the

                                       18

distribution.   In  addition,  the  Selling  Stockholders  will  be  subject  to applicable  provisions  of the  Exchange  Act  and  the  rules  and  regulations thereunder,  including Regulation M, which may limit the timing of purchases and sales of shares of the common  stock by the  Selling  Stockholders  or any other person.  We  will  make  copies  of this  prospectus  available  to the  Selling
Stockholders  and  have  informed  them of the  need to  deliver  a copy of this prospectus to each  purchaser at or prior to the time of the sale  (including by compliance with Rule 172 under the Securities Act).

                                       19

                                                                         ANNEX B

                              HARTVILLE GROUP, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

      The undersigned  beneficial owner of common stock (the "COMMON STOCK"), of
Hartville Group, Inc., a Nevada  corporation (the "COMPANY"),  (the "REGISTRABLE
SECURITIES")  understands that the Company has filed or intends to file with the
Securities and Exchange  Commission (the "COMMISSION") a registration  statement on Form S-1 or SB-2 (the  "REGISTRATION  STATEMENT")  for the  registration  and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES
ACT"),  of the  Registrable  Securities,  in  accordance  with the  terms of the
Registration Rights Agreement, dated as of September __, 2007 (the "REGISTRATION
RIGHTS  AGREEMENT"),  among the Company and the Purchasers named therein. A copy of the Registration  Rights Agreement is available from the Company upon request at the address set forth below.  All  capitalized  terms not  otherwise  defined herein  shall have the  meanings  ascribed  thereto in the  Registration  Rights
Agreement.

      Certain   legal   consequences   arise  from  being  named  as  a  selling
securityholder  in  the  Registration  Statement  and  the  related  prospectus.
Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel  regarding the consequences of being named  or not  being  named  as a  selling  securityholder  in the  Registration
Statement and the related prospectus.

                                     NOTICE

      The  undersigned  beneficial  owner  (the  "SELLING   SECURITYHOLDER")  of
Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise  specified under such Item 3)
in the Registration Statement.

                                       20

The  undersigned  hereby  provides the following  information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.    NAME.

      (a)   Full Legal Name of Selling Securityholder

                                Islandia, L.P.
            --------------------------------------------------------------------

      (b)   Full Legal Name of Registered  Holder (if not the same as (a) above)
            through  which  Registrable  Securities  Listed  in Item 3 below are held:

            --------------------------------------------------------------------

      (c)   Full Legal Name of Natural  Control  Person  (which  means a natural person who directly or indirectly  alone or with others has power to vote or dispose of the securities covered by the questionnaire):

            Officers of John Lang,  Inc. - Richard O. Berner;  Edgar R. Berner;
            Thomas R. Berner
            --------------------------------------------------------------------

2.    ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

Islandia, L.P
--------------------------------------------------------------------------------
485 Madison Avenue  23rd Floor
--------------------------------------------------------------------------------
New York, NY 10022
--------------------------------------------------------------------------------
Telephone:   (212) 584-2100
--------------------------------------------------------------------------------
Fax:   (212) 584-2199
--------------------------------------------------------------------------------
Contact Person: Richard O. Berner/Linda Liguori
--------------------------------------------------------------------------------

3.    BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

      (a)   Type and Principal  Amount of  Registrable  Securities  beneficially owned (not including the  Registrable  Securities  that are issuable pursuant to the Purchase Agreement):

            -------------------------------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

                                       21

4.    BROKER-DEALER STATUS:

      (a)   Are you a broker-dealer?

                              Yes / /      No /X/

      (b)   If  "yes"  to  Section  4(a),  did  you  receive  your   Registrable
            Securities as compensation  for investment  banking  services to the
            Company.

                              Yes / /      No / /

      Note: If no, the  Commission's  staff has  indicated  that you should be identified as an underwriter in the Registration Statement.

      (c)   Are you an affiliate of a broker-dealer?

                              Yes / /      No /X/

      (d)   If you are an affiliate of a broker-dealer,  do you certify that you
            bought  the  Registrable   Securities  in  the  ordinary  course  of
            business,  and  at  the  time  of the  purchase  of the  Registrable
            Securities to be resold,  you had no  agreements or  understandings,
            directly  or   indirectly,   with  any  person  to  distribute   the
            Registrable Securities?

                                     Yes No

      Note: If no, the  Commission's  staff has  indicated  that you should be identified as an underwriter in the Registration Statement.

5.    BENEFICIAL  OWNERSHIP  OF OTHER  SECURITIES  OF THE  COMPANY  OWNED BY THE
      SELLING SECURITYHOLDER.

      EXCEPT  AS SET  FORTH  BELOW IN THIS  ITEM 5, THE  UNDERSIGNED  IS NOT THE
      BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN
      THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM 3.

      (a)   Type  and  Amount  of  Other  Securities  beneficially  owned by the
            Selling Securityholder:

            Common Stock - 17,430,867 Shares; Warrants issued 11/26/04
            888,284; Warrants issued 7/31/06 25,316,456; Warrants issued
            9/30/05 999,221.73;
            -------------------------------------------------------------------
            Warrants issued 2/14/07 8,438,819; Warrants issued 5/8/07
            8,438,819;
            -------------------------------------------------------------------
            Convertible Debenture due 07/09 $2,531,645.57 face; Convertible
            Debenture due 02/10 $1,265,822.75 face; Convertible Debenture due
            05/10 $1,265,822.75 face

                                       22

6.    RELATIONSHIPS WITH THE COMPANY:

      EXCEPT  AS  SET  FORTH  BELOW,  NEITHER  THE  UNDERSIGNED  NOR  ANY OF ITS
      AFFILIATES,  OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (OWNERS OF 5%
      OF MORE OF THE EQUITY SECURITIES OF THE UNDERSIGNED) HAS HELD ANY POSITION
      OR OFFICE OR HAS HAD ANY OTHER MATERIAL  RELATIONSHIP WITH THE COMPANY (OR
      ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

      State any exceptions here:

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

      The undersigned  agrees to promptly notify the Company of any inaccuracies or changes in the information  provided herein that may occur  subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing  below,  the  undersigned  consents  to the  disclosure  of the information  contained  herein  in its  answers  to  Items 1  through  6 and the inclusion of such  information  in the  Registration  Statement  and the related
prospectus  and  any  amendments  or  supplements   thereto.   The   undersigned
understands  that  such  information  will  be  relied  upon by the  Company  in connection with the preparation or amendment of the  Registration  Statement and the related prospectus.

      IN WITNESS WHEREOF the  undersigned,  by authority duly given,  has caused this Notice and  Questionnaire  to be executed and delivered either in person or by its duly authorized agent.

Dated:                              Beneficial Owner: Islandia, L.P.
       -----------------------                                      ------------

                                    By:
                                       -----------------------------------------
                                       Name: Edgar R. Berner
                                       Title: Vice-President of John Lang, Inc., G.P.

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED  NOTICE AND  QUESTIONNAIRE,  AND
RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: